UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 15, 2021

DRAFTKINGS INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38908	84-4052441
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 Berkeley Street, 5th Floor

Boston, MA 02116

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (617) 986-6744

(Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	DKNG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On March 18, 2021, DraftKings Inc. (the “Company”) completed a private unregistered offering of $1.265 billion aggregate principal amount of its 0% Convertible Senior Notes due 2028 (the “Notes”).  The Notes were sold pursuant to a purchase agreement, dated March 15, 2021 (the “Purchase Agreement”), between the Company and Morgan Stanley & Co. LLC, as representative of the initial purchasers named therein (the “Initial Purchasers”), and the aggregate amount of Notes sold includes the full exercise of the Initial Purchasers’ option to purchase additional Notes.

The net proceeds for this offering were approximately $1,246 million, after deducting the Initial Purchasers' discounts and commissions and the estimated offering expenses to the Company. The Company used approximately $124 million of the net proceeds of the offering to pay the cost of the Capped Call Transactions described below. The Company intends to use the remaining net proceeds for working capital and general corporate purposes, which may include financing business expansion through mergers and acquisitions and products or technology investments that the Company may identify in the future.

 Indenture

The Company entered into an Indenture (the “Indenture”), dated as of March 18, 2021, with Computershare Trust Company, N.A. (the “Trustee”), as trustee, relating to the issuance of the Notes.

The Notes will not bear regular interest, and the principal amount of the Notes will not accrete. The Notes will mature on March 15, 2028, unless earlier repurchased, redeemed or converted.

Subject to the terms of the Indenture, the Notes may be converted at an initial conversion rate of 10.5430 shares of Class A Common Stock of the Company (“Class A Common Stock”) per $1,000 principal amount of Notes (equivalent to an initial conversion price of approximately $94.85 per share of Class A Common Stock) (the “Initial Conversion Rate”), at any time on or after September 15, 2027 through the second scheduled trading day preceding the maturity date. Holders of the Notes will also have the right to convert the Notes at the Initial Conversion Rate prior to September 15, 2027, but only upon the occurrence of specified events described in the Indenture. The conversion rate is subject to anti-dilution adjustments if certain events occur.

Prior to March 15, 2025, the Notes will not be redeemable. On or after March 15, 2025, the Company may redeem for cash all or part of the Notes, at its option, if the last reported sale price of the Class A Common Stock has been at least 130% of the conversion price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period (including the last trading day of such period) ending on, and including, the trading day immediately preceding the date on which the Company provides notice of redemption. The redemption price for any redemption is equal to 100% of the principal amount of the Notes to be redeemed plus accrued and unpaid special interest, if any, to, but not including, the redemption date. No sinking fund is provided for the Notes.

If certain corporate events (each defined in the Indenture as a “Make-Whole Fundamental Change”) occur prior to the maturity date of the Notes or the Company calls the Notes for redemption, and a holder elects to convert its Notes in connection with such corporate event or such Notes called for redemption, the Company will, under certain circumstances, increase the conversion rate for the Notes so surrendered for conversion by a number of additional shares of Class A Common Stock as specified in a table included in the Indenture. No adjustment to the conversion rate will be made if the price paid or deemed to be paid per share of Class A Common Stock in such corporate event or with respect to the redemption is either less than $67.75 or exceeds $675.00, subject to anti-dilution adjustments if certain events occur.

If a fundamental change occurs prior to the maturity date of the Notes, under certain circumstances each holder may require the Company to repurchase all or part of their Notes at a repurchase price equal to 100% of the principal amount, plus accrued and unpaid special interest, if any, to, but not including, the repurchase date.

Under the Indenture, the Notes can be accelerated upon the occurrence of certain customary events of default. In the case of an event of default with respect to the Notes arising from specified events of bankruptcy or insolvency, 100% of the principal of and accrued and unpaid special interest, if any, on the Notes will automatically become due and payable. If any other event of default with respect to the Notes under the Indenture occurs or is continuing, the trustee or holders of at least 25% in aggregate principal amount of the then outstanding Notes may declare the principal amount of the Notes to be immediately due and payable.

The Company may elect that the sole remedy for an event of default relating to a failure by it to comply with certain reporting obligations set forth in the Indenture, will after the occurrence of such an event of default consist exclusively of the right to receive special interest on the Notes at a rate equal to (i) 0.25% per annum of the principal amount of the Notes outstanding for each day during the period beginning on, and including, the date on which such event of default first occurred and ending on the earlier of (x) the date on which such event of default is cured or validly waived and (y) the 180th day immediately following, and including, the date on which such event of default first occurred; and (ii) if such event of default has not been cured or validly waived prior to the 181st day immediately following, and including, the date on which such event of default first occurred, 0.50% per annum of the principal amount of the Notes outstanding for each day during the period beginning on, and including, the 181st day immediately following, and including, the date on which such event of default first occurred and ending on the earlier of (x) the date on which the event of default is cured or validly waived and (y) the 360th day immediately following, and including, the date on which such event of default first occurred.

If, at any time during the six month period beginning on, and including, the date that is six months after the last original issue date of the Notes, the Company fails to timely file any document or report (other than reports on Form 8-K) that it is required to file with the U.S. Securities and Exchange Commission pursuant to Section 13 or 15(d) of the Exchange Act of 1934, as amended (the “Exchange Act”), as applicable (after giving effect to all applicable grace periods thereunder), or the Notes are not otherwise freely tradable by holders other than the Company’s affiliates, the Company will pay special interest on the Notes at a rate equal to (i) during the first three months of such six month period, 0.25% per annum of the principal amount of the Notes outstanding and (ii) during the last three months of such six month period, 0.50% per annum of the principal amount of the Notes outstanding, in each case for each day for which the Company’s failure to file has occurred and is continuing or the Notes are not otherwise freely tradable as described above.

Further, if, and for so long as, the restrictive legend on the Notes has not been removed, the Notes are assigned a restricted CUSIP number or the Notes are not otherwise freely tradable by holders other than affiliates of the Company as of the 375th day after the last original issue date of the Notes, the Company will pay special interest on the Notes at a rate equal to 0.50% per annum of the principal amount of the Notes outstanding until the restrictive legend has been removed from the Notes, the Notes are assigned an unrestricted CUSIP number and the Notes are freely tradable as described above.

In no event shall special interest, if any, payable as a result of (i) the Company’s failure to timely file any document or report that it is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, (ii) the Notes not being freely tradable by holders other than affiliates of the Company, or (iii) the restrictive legend on the Notes not having been removed, the Notes having been assigned a restricted CUSIP number or the Notes not otherwise being freely tradable by holders other than affiliates of the Company as of the 375th day after the last original issue date of the Notes, together with any special interest payable at the Company’s election as the sole remedy for an event of default relating to a failure to comply with reporting obligations as described above, accrue at a rate in excess of 0.50% per annum of the principal amount of the Notes outstanding pursuant to the Indenture regardless of the number of events or circumstances giving rise to the requirement to pay such special interest.

The description of the Indenture is a summary and is qualified in its entirety by reference to the complete text of the Indenture, a copy of which is filed as Exhibit 4.1 hereto and is incorporated herein by reference.

Capped Call Transactions

On March 15, 2021, in connection with the pricing of the Notes, the Company entered into privately negotiated capped call transactions (the “Base Capped Call Transactions”) with each of Morgan Stanley & Co. LLC, Credit Suisse Capital LLC, Goldman Sachs & Co. LLC, Bank of America, N.A. and Wells Fargo Bank, National Association (together, the “Option Counterparties”). In addition, on March 16, 2021, in connection with the Initial Purchasers’ exercise of their option to purchase additional Notes, the Company entered into additional capped call transactions (the “Additional Capped Call Transactions”, and, together with the Base Capped Call Transactions, the “Capped Call Transactions”) with each of the Option Counterparties. The Capped Call Transactions are expected to reduce potential dilution to the Company’s Class A Common Stock upon conversion of the Notes and/or offset any cash payments the Company is required to make in excess of the principal amount upon conversion of the Notes, as the case may be, up to the cap price, in the event that the market price per share of the Company’s Class A Common Stock, as measured under the terms of the Capped Call Transactions, is greater than the strike price of the Capped Call Transactions, which initially corresponds to the conversion price of the Notes and is subject to anti-dilution adjustments. The cap price will initially be $135.50 per share and is subject to customary anti-dilution adjustments.

The Company will not be required to make any cash payments to the Option Counterparties upon the exercise of the options that are a part of the Capped Call Transactions, but will be entitled to receive from them a number of shares of the Company’s Class A Common Stock, an amount of cash or a combination thereof generally based on the amount by which the market price per share of the Company’s Class A Common Stock, as measured under the terms of the Capped Call Transactions, is greater than the strike price of the Capped Call Transactions during the relevant valuation period under the Capped Call Transactions. However, if the market price per share of the Company’s Class A Common Stock, as measured under the terms of the Capped Call Transactions, exceeds the cap price of the Capped Call Transactions during such valuation period, the number of shares of the Company’s Class A Common Stock and/or the amount of cash the Company expects to receive upon exercise of the Capped Call Transactions will be capped based on the amount by which the cap price exceeds the strike price of the Capped Call Transactions.

The Capped Call Transactions are separate transactions entered into by the Company with each Option Counterparty, are not part of the terms of the Notes and will not change the holders’ rights under the Notes. Holders of the Notes will not have any rights with respect to the Capped Call Transactions.

The description of the Capped Call Transactions is a summary and is qualified in its entirety by reference to the complete text of the Base Capped Call Transaction confirmation and the Additional Capped Call Transaction confirmation. Copies of the forms of the Base Capped Call Transaction confirmation and the Additional Capped Call Transaction confirmation are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K under the heading “Indenture” is incorporated herein by reference. The Company placed the Notes in a private placement under Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The Notes and shares of Class A Common Stock issuable upon the conversion of the Notes, if any, have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are forward-looking within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. For a discussion of additional risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see the Company’s Securities and Exchange Commission filings, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of March 18, 2021, between the Company and Computershare Trust Company, N.A., as trustee (including Form of 0% Convertible Senior Notes due 2028).
10.1	Form of Base Capped Call Transaction Confirmation.
10.2	Form of Additional Capped Call Transaction Confirmation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DRAFTKINGS INC.

Date: March 18, 2021	By:	/s/ R. Stanton Dodge
	Name:	R. Stanton Dodge
	Title:	Chief Legal Officer and Secretary